Schedule of Investments November 30, 2022 (Unaudited)

ATAC Rotation Fund

Description	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
U.S. Domestic Equity - 99.2%
iShares Core S&P 500 Fund *	59,460	$24,338,167
ProShares UltraPro S&P 500 Fund	309,933	12,394,221
SPDR Portfolio S&P 500 Fund	169,320	8,110,428
Vanguard S&P 500 Fund *	97,484	36,506,783
TOTAL EXCHANGE-TRADED FUNDS
(Cost $80,089,462)		81,349,599

Total Investments - 99.2%
(Cost $80,089,462)		81,349,599
Other Assets and Liabilities, Net - 0.8%		670,305
Total Net Assets - 100.0%		$82,019,904

*
Fair Value of this security exceeds 25% of the Fund's net assets.  Additional information for this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

Transaction with Affiliates- If the Fund's holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the Investment Company Act of 1940, as amended.  The Fund conducted transactions during the period ended November 30, 2022, with affiliated companies as so defined:

	Beginning Shares	Additions	Reductions	Ending Shares
Direxion Emerging Markets Bull 3x Fund	-	202,865	(202,865)	-

	Value November 30, 2022	Dividend Income	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation
Direxion Emerging Markets Bull 3x Fund	$-	$-	$(339,313)	$-
			$(339,313)	$-

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of November 30, 2022:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$81,349,599	$-	$-	$81,349,599
Total Investments	$81,349,599	$-	$-	$81,349,599

Refer to the Schedule of Investments for further information on the classification of investments.